UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000
__________________________________________________________________________________________________

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 11, 2019, First Community Bankshares, Inc. (“First Community”) entered into an Agreement and Plan of Merger (the “Agreement”) with Highlands Bankshares, Inc. (“Highlands”), a Virginia corporation headquartered in Abingdon, Virginia under which First Community will acquire Highlands for a total valuation of approximately $91.0 million based on the 20-day average closing price of First Community’s common stock of $32.56 as of September 10, 2019.

In accordance with the Agreement, Highlands will merge with and into First Community (the “Merger”). Highlands will cease to exist and First Community will survive and continue to exist as a Virginia corporation. First Community may at any time prior to the effective time of the Merger change the method of effecting the combination with Highlands subject to certain conditions contained in the Agreement. At the effective time of the Merger, Highlands Union Bank, a wholly-owned subsidiary of Highlands, will merge with and into First Community Bank, a wholly-owned subsidiary of First Community (the “Bank Merger”). First Community Bank will survive the Bank Merger and continue to exist as a Virginia banking corporation.

The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Highlands will be converted into the right to receive 0.2703 shares of First Community common stock, par value $1.00 per share, which equates to $8.80 per share of Highlands common stock based on the 20-day average closing price of First Community’s common stock of $32.56 as of September 10, 2019. The fixed exchange ratio may be increased if there are savings related to termination costs to be paid by Highlands to its core data processing provider. Based on current savings estimates, no adjustment is contemplated at this time.

Pursuant to the Agreement, at the effective time of the Merger, (i) each restricted stock award granted under the Highlands restricted stock plan that is unvested and outstanding immediately prior to the effective time of the Merger, shall be fully vested and (ii) each restricted stock award granted under the Highlands long-term incentive plan that is unvested and outstanding immediately prior to the effective time of the Merger shall be vested at target-performance levels, and such vested restricted stock award shall be converted into the right to receive shares of First Community common stock based on the above-mentioned exchange ratio.

At the effective time of the Merger, one current member of the Highlands board of directors will be appointed to the First Community Bank board of directors. First Community will also establish an Advisory Board to maintain a close connection with its customers in the Highlands region.

The Agreement contains usual and customary representations and warranties that First Community and Highlands make to each other as of specific dates. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the consummation of the Merger.

The Merger, which received unanimous approval by both First Community’s and Highlands’ Board of Directors, is subject to approval of the shareholders of Highlands, the receipt of all required regulatory approvals, as well as other customary conditions.

The Agreement provides certain termination rights for both First Community and Highlands, including, among others, by mutual consent of the parties, by either party upon the failure to obtain the requisite regulatory approvals, by either party if the Merger is not consummated by June 30, 2020, by either party if the other materially breaches a representation, warranty, covenant or agreement, by either party for Highlands not obtaining the required shareholder vote, and by First Community if the Highlands board of directors changes its recommendation to its shareholders or fails to include the agreed board recommendation in the proxy statement/prospectus to be filed by First Community, Highlands breaches the non-solicitation covenants in the Agreement, or Highlands breaches its covenant to hold the Highlands shareholder meeting to vote on the Agreement.

The Merger Agreement provides that Highlands will pay a fee of $4,000,000 to First Community if First Community terminates the Merger Agreement because (a) the Highlands board of directors changes its recommendation to its shareholders or fails to include the agreed board recommendation in the proxy statement/prospectus to be filed by First Community, (b) Highlands breaches the non-solicitation covenants in the Agreement in any material respect or (c) Highlands breaches its covenant to hold the Highlands shareholder meeting to vote on the Agreement in any material respect. Highlands is also required to pay a termination fee of $4,000,000 if (i) the Agreement is terminated by either party as a result of the Highlands board of directors changing its recommendation to its shareholders or the Merger is not consummated by June 30, 2020 as a result of Highlands not obtaining the required shareholder vote or by First Community as a result of Highland’s material breach of a representation, warranty, covenant or agreement, (ii) before the Highlands shareholder meeting or the date of termination, an acquisition proposal has been publicly announced, disclosed and communicated and (iii) within 12 months of such termination, Highlands enters into an agreement with respect to an acquisition proposal.

In connection with the Agreement, First Community entered into voting and support agreements with the directors of Highlands, in their capacities as shareholders. Pursuant to the terms of the voting and support agreements, each director of Highlands owning shares has agreed to vote the shares of Highlands common stock they own in favor of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about First Community or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of First Community or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by First Community

Item 8.01 Other Events

On September 11, 2019, First Community and Highlands issued a joint press release and provided an investor presentation to interested parties concerning the acquisition of Highlands. Copies of the press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2, and are being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of September 11, 2019, by and between First Community Bankshares, Inc. and Highlands Bankshares, Inc. (listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). First Community agrees to furnish a supplemental copy of such schedule upon request of the SEC).

99.1 Press Release, dated September 11, 2019 issued by First Community Bankshares, Inc. and Highlands Bankshares, Inc.

99.2 Investor Presentation, dated September 11, 2019 issued by First Community Bankshares, Inc.

Forward-Looking Statements

This Form 8-K, the press release and investor presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, including statements regarding the intent, belief, or current expectations of First Community’s management regarding the company’s strategic direction, prospects or future results or the benefits of the proposed transaction, are subject to numerous risks and uncertainties. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of First Community and Highlands and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Community and Highlands. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the cost savings and revenue synergies anticipated in connection with the Merger may not be realized or may take longer than anticipated to be realized, (2) disruption from the merger with customers, suppliers or employee or other business relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement, (4) the risk of successful integration of the two organizations’ businesses, (5) the failure of Highlands shareholders to approve the Agreement, (6) the amount of costs, fees, expenses and charges related to the Merger, (7) the ability to obtain required governmental and regulatory approvals for the Merger, (8) reputational risk and the reaction of the parties’ customers to the Merger, (9) the failure of the conditions to closing of the Merger to be satisfied, (10) the risk that the integration of Highlands’ operations with those of First Community will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Community’s issuance of additional shares of its common stock in the Merger, (13) changes in management’s plans for the future, (14) prevailing economic and political conditions, particularly in the market areas served by First Community and Highlands, (15) credit risk associated with our lending activities, (16) changes in interest rates, loan demand, real estate values and competition, (17) changes in accounting principles, policies or guidelines, (18) changes in applicable laws, rules or regulations and (19) other competitive, economic, political and market factors affecting First Community’s business, operations, pricing, products and services. Certain additional factors that could affect the forward-looking statements can be found in First Community’s and Highland’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC’s website at http://www.sec.gov. First Community and Highlands caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Community or Highlands or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Community and Highlands disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

Shareholders of Highlands and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that First Community will file with the Securities and Exchange Commission in connection with the proposed merger because it will contain important information about First Community, Highlands, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors will be able to obtain all documents filed with the SEC by First Community free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by First Community will be available free of charge from the Corporate Secretary of First Community Bankshares, Inc., P.O. Box 989, Bluefield, Virginia 24605-0989; telephone (276) 326-9000. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing First Community’s website at www.ir.fcbresource.com under the tab “SEC Filings” or by accessing Highlands’s website at www.hubank.com under the tab “Resources” and then under the heading “Investor Relations” and “SEC Filings”. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger.

Participants in the Transactions

First Community, Highlands and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Highlands’s shareholders in favor of the merger with First Community. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Highlands shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of First Community in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on April 11, 2019. You can find information about Highlands’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on April 10, 2019. You can obtain free copies of these documents from First Community or Highlands using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	September 11, 2019	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer